UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 22, 2010

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Lakeside Avenue, Cleveland, Ohio		44114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-641-8580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2010, Ferro Corporation (the "Company") entered into an indemnification agreement with each of the following directors of the Company: Richard C. Brown, Gregory E. Hyland, Timothy K. Pistell and Ronald P. Vargo. The Company’s form of indemnification agreement, which has been previously filed, provides that the Company will indemnify, with certain limitations, a director against certain expenses (including, without limitation, attorneys’ fees, judgments, fines and amounts paid in settlement) in connection with any claim against such director arising out of such person’s status as a director of the Company.

The foregoing summary of form of indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the text of the form of indemnification agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2010, the Company entered into a change in control agreement (the "CIC Agreement") with each of Thomas R. Miklich, Vice President and Chief Financial Officer, and a non-executive officer of the Company.

The CIC Agreement generally provides for termination protections and severance pay and benefits and is substantially similar to the form of change in control agreement between the Company and certain other officers of the Company described under Item 5.02 of, and filed as Exhibit 10.2 to, the Company’s Form 8-K filed January 7, 2009, but the CIC Agreement differs from that form of change in control agreement in the following respects:

• the definition of "Good Reason" has been revised in the Agreement and no longer includes a voluntary resignation during the 90-day period commencing on the first anniversary of the Change in Control (as defined in the Agreement); and

• the benefits in the Agreement no longer provide for an excise tax "gross-up;" but, instead, provide the individual with benefits equal to the greater of: (a) the payments under the Agreement net of any excise taxes; or (b) $1 less than the amount of payment that would trigger the application of excise taxes under Sections 280G of the Internal Revenue Code.

The foregoing summary of the revisions to the form of change in control agreement does not purport to be complete and is qualified in its entirety by reference to the text of the form of change in control agreement, which is filed as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1: Form of Indemnification Agreement. (Reference is made to Exhibit 10.31 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which Exhibit is incorporated here by reference.)

Exhibit 10.2: Form of Change in Control Agreement. (Thomas R. Miklich, the principal financial officer of the Company, has entered into this form of change in control agreement.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

December 22, 2010	By:	Mark H. Duesenberg

Name: Mark H. Duesenberg
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Exhibit 10.1: Form of Indemnification Agreement. (Reference is made to Exhibit 10.31 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which Exhibit is incorporated here by reference.)
10.2	Exhibit 10.2: Form of Change in Control Agreement. (Thomas R. Miklich, the principal financial officer of the Company, has entered into this form of change in control agreement.)